EXHIBIT 10.31
Officer Compensation
2005

	Salary	Bonus	Stock Option	Restricted Stock
Name	Amount	Amount	Award	Award

James J. Giancola,	$535,000	$374,500	—	179,316	(1)(2)
President and Chief Executive Officer

Thomas A. Caravello,	$168,000	$40,000	4,000	2,500
Executive Vice President
of Midwest Bank and Trust Company

Sheldon Bernstein,	$181,245	$42,000	4,000	2,500
Executive Vice President
of Midwest Bank and Trust Company

Daniel R. Kadolph,	$148,205	$30,000	2,000	2,000
Senior Vice President
and Chief Financial Officer

Mary M. Henthorn,	$179,138	$42,000	4,000	2,500
Executive Vice President
of Midwest Bank and Trust Company

Edward H. Sibbald, (3)	$184,000	$—	—	—
Executive Vice President
of Midwest Bank and Trust Company

(1)	Includes 150,000 shares pursuant to Mr. Giancola’s employment agreement dated September 28, 2004; 30,000 shares vested January 1, 2005 and the remaining 120,000 shares will vest 30,000 each on January 1 of 2006, 2007, 2008, and 2009.

(2)	Includes 29,316 shares in lieu of stock options for 100,000 shares of the Company’s common stock pursuant to the amendment on December 29, 2005 to Mr. Giancola’s employment agreement dated September 28, 2004.

(3)	Employment ended December 31, 2005.
Each of the officers listed above have been granted a transitional employment agreement and participate in the supplemental executive retirement plan.